UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2023

HF Sinclair Corporation

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-41325	87-2092143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2828 N. Harwood, Suite 1300 Dallas, TX	75201
(Address of Principal Executive Office)	(Zip Code)

(214) 871-3555

Registrant’s Telephone Number, including Area Code

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	DINO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

On December 4, 2023 (the “Settlement Date”), HF Sinclair Corporation (the “Company”) announced the completion of the previously announced (a) private offers to exchange (collectively, the “Exchange Offers”) any and all outstanding (i) 6.375% Senior Notes due 2027 (the “HEP 2027 Notes”) and (ii) 5.000% Senior Notes due 2028 (the “HEP 2028 Notes” and, together with the HEP 2027 Notes, the “HEP Notes”) issued by Holly Energy Partners, L.P. (“HEP”) and Holly Energy Finance Corp. (“Finance Corp,” and, together with HEP, the “HEP Issuers”) for New Notes (as defined below) to be issued by the Company, with registration rights, and cash, and (b) consent solicitations (collectively, the “Consent Solicitations”) to adopt the Proposed Amendments (as defined below) to the HEP Indentures (as defined below) governing each series of HEP Notes, commenced by the Company, on October 30, 2023.

Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of each respective series of HEP Notes set forth below were tendered and subsequently accepted or not tendered and accepted in connection with the Exchange Offers and Consent Solicitations as designated by the applicable column heading. The HEP Notes not tendered and accepted will not be cancelled in connection with the Exchange Offers and Consent Solicitations and will remain outstanding, as amended, as described below.

Title of Series of HEP Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Not Tendered and Accepted
6.375% Senior Notes due 2027	$399,875,000	$125,000
5.000% Senior Notes due 2028	$498,879,000	$1,121,000

In connection with the settlement of the Exchange Offers and Consent Solicitations, on the Settlement Date, the Company and Computershare Trust Company, N.A. (the “Trustee”), as trustee, entered into that certain Second Supplemental Indenture (the “Second Supplemental Indenture”), to the Indenture by and between the Company and the Trustee, dated as of April 27, 2022 (the “Base Indenture” and, together with the Second Supplemental Indenture, the “Indenture”), with respect to the issuance of the following New Notes, each series with the interest rate and maturity date as set forth below:

(i)

$399,875,000 aggregate principal amount of 6.375% Senior Notes due April 15, 2027 (the “New 2027 Notes”), which notes will bear interest at a rate of 6.375% per annum and will mature on April 15, 2027; and

(ii)

$498,879,000 aggregate principal amount of 5.000% Senior Notes due February 1, 2028 (the “New 2028 Notes” and, together with the New 2027 Notes, the “New Notes”), which notes will bear interest at a rate of 5.000% per annum and will mature on February 1, 2028.

The Indenture contains covenants that, among other things, limit the Company’s ability to (i) create or assume any liens upon any principal property or capital stock of any of the Company’s principal domestic subsidiaries to secure any indebtedness for money borrowed, unless the New Notes, together with any other debt securities that may be issued under the Indenture are secured equally and ratably with or prior to the indebtedness secured by the lien and (ii) enter into any sale/leaseback transactions with regard to any principal property. Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture) with respect to the New 2027 Notes and New 2028 Notes, unless the Company has exercised its right to redeem all of the New Notes, each holder will have the right to require the Company to repurchase its New 2027 Notes or New 2028 Notes, as applicable, at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest. The Indenture also contains customary events of default. Indebtedness under the New Notes may be accelerated in certain circumstances upon an event of default as set forth in the Indenture. The New Notes were issued in exchange for the HEP Notes pursuant to a private exchange offer exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”).

The New Notes are redeemable by the Company at its option, at any time and from time to time prior to their maturity, as provided for in the Indenture.

The above descriptions of the Indenture and the New Notes are qualified in their entirety by reference to the text of the Base Indenture, a copy of which is included as Exhibit 4.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and incorporated herein in its entirety and the Second Supplemental Indenture (including the forms of the New 2027 Notes and New 2028 Notes included therein), a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

HEP’s Supplemental Indentures

Prior to settlement of the Exchange Offers and Consent Solicitations and upon receipt of the requisite consents to adopt the Proposed Amendments with respect to each series of HEP Notes, the HEP Issuers entered into (i) a Second Supplemental Indenture (the “HEP 2027 Notes Second Supplemental Indenture”) among the HEP Issuers, as issuers, the other subsidiary guarantors party thereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “HEP Trustee”), to that certain Indenture, dated as of April 8, 2022 (as supplemented by the First Supplemental Indenture, dated May 22, 2022, the “HEP Existing 2027 Notes Indenture” and, as further supplemented by the HEP 2027 Notes Second Supplemental Indenture, the “HEP 2027 Notes Indenture”), among the HEP Issuers, as issuers, the Guarantors and the HEP Trustee, as trustee, relating to the HEP Issuers’ HEP 2027 Notes and (ii) a Third Supplemental Indenture (the “HEP 2028 Notes Third Supplemental Indenture,” and, together with the HEP 2027 Notes Second Supplemental Indenture, the “HEP Supplemental Indentures”) among the HEP Issuers, as issuers, the Guarantors and the HEP Trustee, as trustee, to that certain Indenture, dated as of February 4, 2020 (as supplemented by the First Supplemental Indenture, dated March 14, 2022 and as further supplemented by the Second Supplemental Indenture, dated May 22, 2022, the “HEP Existing 2028 Notes Indenture” and, as further supplemented by the HEP 2028 Notes Third Supplemental Indenture, the “HEP 2028 Notes Indenture” and, together with the HEP 2027 Notes Indenture, the “HEP Indentures”), among the HEP Issuers, as issuers, the Guarantors and the HEP Trustee (as successor to U.S. Bank, National Association), as trustee, relating to the HEP Issuers’ HEP 2028 Notes. The HEP Supplemental Indentures became operative on the Settlement Date and amended each respective HEP Indenture to, among other things, eliminate from each HEP Indenture, as it relates to each series of HEP Notes (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the U.S. Securities and Exchange Commission reporting covenant and (iv) the requirement of HEP to offer to purchase the HEP Notes upon a change of control (collectively, the “Proposed Amendments”).

The above descriptions of the HEP 2027 Notes Second Supplemental Indenture and the HEP 2028 Notes Third Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full texts of the HEP 2027 Notes Second Supplemental Indenture and the HEP 2028 Notes Third Supplemental Indenture, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed on November 14, 2023 and incorporated into this Item 1.01 by reference.

Registration Rights Agreement

On the Settlement Date, in connection with the issuance of the New Notes, the Company, BofA Securities, Inc., Wells Fargo Securities, LLC and the additional parties listed thereto, as the dealer managers, entered into a registration rights agreement (the “Registration Rights Agreement”). The Company agreed under the Registration Rights Agreement to use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the New Notes for notes with terms substantially identical in all material respects to the New Notes, as applicable (except that the exchange notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate) and (ii) cause the registration statement to be declared effective under the Securities Act.

The Company shall be obligated to pay additional interest on the New Notes if, among other things, (i) it does not complete the exchange offer on or prior to December 4, 2024 (the “Target Registration Date”), or, if the shelf registration statement with respect to the New Notes (if required to be filed) is not declared effective on or prior to the 60th day after the later of (a) the Target Registration Date and (b) the date on which the Company receives a duly executed Shelf Request (as defined in the Registration Rights Agreement), or (ii) if applicable, a shelf registration statement covering resales of the New Notes has been declared effective and such shelf registration statement ceases to be effective or the prospectus contained therein ceases to be usable for resales of Registrable Securities (as defined in the Registration Rights Agreement) at any time during the Shelf Effectiveness Period (as defined in the Registration Rights Agreement) (a) on more than two occasions of at least 30 consecutive days during the Shelf Effectiveness Period or (b) at any time in any 12-month period during the Shelf Effectiveness Period and such failure to remain effective or be so usable exists for more than 90 days (whether or not consecutive) in any 12-month period.

The above description of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is included as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein in its entirety.

Cancellation of the HEP Notes

Pursuant to the Exchange Offers, the aggregate principal amounts of each respective series of HEP Notes set forth below were validly tendered and accepted and subsequently cancelled.

Title of Series of HEP Notes	Aggregate Principal Amount Cancelled
6.375% Senior Notes due 2027	$399,875,000
5.000% Senior Notes due 2028	$498,879,000

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Cancellation of the HEP Notes” is incorporated by reference into this Item 1.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Exchange Offers and Consent Solicitations” is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of December 4, 2023, among HF Sinclair Corporation and Computershare Trust Company, N.A, as trustee.

4.2	Form of 6.375% Senior Notes due 2027 (included in Exhibit 4.1).

4.3	Form of 5.000% Senior Notes due 2028 (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated as of December 4, 2023, among HF Sinclair Corporation, BofA Securities, Inc., Wells Fargo Securities, LLC and the additional parties listed thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2023	HF SINCLAIR CORPORATION

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer